SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 15, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 0-20914                       31-1359191
          ------------------------ -----------------------------------
          (Commission file number) (IRS Employer Identification Number)

                  420 Third Avenue, Gallipolis, Ohio      45631
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (614) 446-2631

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                            Exhibit Index at Page 4.

Item 5. Other Events.

         The Form 8-K of Ohio Valley Banc Corp ("OVBC") filed on December 15, 1998 reported the acquisition by OVBC of The Jackson Savings Bank ("Jackson") under Item 2 as an acquisition or disposition of assets. However, the acquisition of Jackson did not constitute the acquisition of a significant amount of assets as defined under 17 C.F.R. Section 210.11-01(d) and Section 210.11-01(b). Consequently, this Form-8K/A is now being filed to amend the original Form 8-K and report the acquisition of Jackson by OVBC under Item 5 - Other Events.
         On December 15, 1998, Ohio Valley Banc Corp., a bank holding company incorporated under Ohio law, acquired The Jackson Savings Bank, a state savings bank incorporated under Ohio law. OVBC acquired Jackson as a wholly-owned subsidiary through the merger of Jackson and Ohio Valley Interim Savings Bank, a wholly-owned subsidiary of OVBC organized for the purpose of the acquisition.
         Jackson Savings is a savings bank located in Jackson, Ohio with approximately $15.6 million in assets, $12.4 million in deposits, $10.4 million in loans and $2.9 million in shareholders' equity at September 30, 1998 based on unaudited information. OVBC will continue to operate Jackson as a separate bank.
         Under the terms of the merger agreement, each of the 19,400 shares of Jackson were exchanged for 74,195 common shares of OVBC in the aggregate, in a ratio of 3.8245 shares of OVBC for each share of Jackson. The total consideration paid by OVBC was approximately $3.2 million based on $42.64 per share, the average closing bid and asked prices of OVBC common shares on the NASDAQ National Market for a period of 20 trading days ending five trading days before December 15, 1998.
         There was no material relationship between Jackson and OVBC or its affiliates, officers, and directors prior to this transaction.

Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:
                  The acquisition of Jackson did not constitute the acquisition of a significant amount of assets as defined under 17 C.F.R. Section 210.11-01(d) and Section 210.11-01(b). The financial statements of Jackson, as audited by its independent auditors, were previously filed in a Registration Statement on Form S-4, originally filed with the Securities and Exchange Commission on October 14, 1998, and are deemed to be part of this Form-8K/A.

         (b)      Pro forma financial information:
                  The acquisition of Jackson did not constitute the acquisition of a significant amount of assets as defined under 17 C.F.R. Section 210.11-01(d) and Section 210.11-01(b). The pro forma financial statements of OVBC and Jackson were previously filed in a Registration Statement on Form S-4, originally filed with the Securities and Exchange Commission on October 14, 1998, and are deemed to be part of this Form-8K/A.

         (c)      Exhibits:
                  2 Agreement and Plan of Reorganization, dated as of April 8, 1998, between Ohio Valley Banc Corp. and The Jackson Savings Bank.

                  99 Press release of Ohio Valley Banc Corp. issued December 16, 1998, regarding consummation of the merger.





                                     Page 2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               OHIO VALLEY BANC CORP.


Date: February 12, 1999                        By   /s/James L. Dailey
                                               --------------------------------
                                                  James L. Dailey, Chairman and
                                                  Chief Executive Officer

































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

                                 EXHIBIT INDEX



Exhibit Number                              Description
--------------                              -----------

      2 Agreement and Plan of Reorganization, dated as of April 8, 1998, between Ohio Valley Banc Corp. and The Jackson Savings Bank. (Reference is made to Exhibit 99A to the Form 8-K, dated April 8, 1998, and filed on April 15, 1998, and incorporated herein by reference).

      99 Press release of Ohio Valley Banc Corp. issued December 16, 1998, regarding consummation of the merger.































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